EXHIBIT 4.50

Supplemental Indenture

Dated May 1, 2002

KENTUCKY UTILITIES COMPANY

TO

U.S. BANK NATIONAL ASSOCIATION
AND RICHARD PROKOSCH,
AS TRUSTEES

(SUPPLEMENTAL TO THE INDENTURE OF MORTGAGE OR DEED OF TRUST DATED
MAY 1, 1947, AS AMENDED, HERETOFORE EXECUTED BY KENTUCKY UTILITIES
COMPANY TO CONTINENTAL ILLINOIS NATIONAL BANK AND TRUST COMPANY
OF CHICAGO AND EDMOND B. STOFFT, AS TRUSTEES.)

(PROVIDING FOR FIRST MORTGAGE BONDS,
POLLUTION CONTROL SERIES NO. 12, DUE
FEBRUARY 1, 2032, NO.13, DUE FEBRUARY 1,
2032, NO.14, DUE FEBRUARY 1, 2032, and NO. 15
DUE FEBRUARY 1, 2032)

THIS SUPPLEMENTAL INDENTURE, dated May 1, 2002, made and entered into by and between KENTUCKY UTILITIES COMPANY, a corporation organized and existing under the laws of the Commonwealths of Kentucky and Virginia (hereinafter commonly referred to as the “Company”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association having its office or place of business in the City of Chicago, Cook County, State of Illinois, formerly named First Trust of Illinois, National Association, successor to Bank of America Illinois, formerly named Continental Bank, National Association and Continental Illinois National Bank and Trust Company of Chicago (hereinafter commonly referred to as the “Trustee”), and Richard Prokosch (successor Co-Trustee), of the City of St. Paul, County of Ramsey, State of Minnesota, as Trustees under the Indenture of Mortgage or Deed of Trust dated May 1, 1947, as modified and amended by the several indentures supplemental thereto heretofore executed by and between the Company and the Trustees from time to time under said Indenture of Mortgage or Deed of Trust; said Indenture of Mortgage or Deed of Trust, as so modified and amended, being hereinafter commonly referred to as the “Indenture”; and said Trustees under the Indenture being hereinafter commonly referred to as the “Trustees” or the “Trustees under the Indenture”; Witnesseth:

WHEREAS, the Company, by resolution of its Board of Directors or the Pricing Committee thereof duly adopted, has determined to issue forthwith an additional series of its bonds to be secured by the Indenture, as hereby modified and amended, such bonds to be known and designated as First Mortgage Bonds, Pollution Control Series No. 12, First Mortgage Bonds, Pollution Control Series No. 13, First Mortgage Bonds, Pollution Control Series No. 14 and First Mortgage Bonds, Pollution Control Series No. 15 (hereinafter sometimes referred to, respectively, as the “bonds of Series No. 12”, the “bonds of Series No. 13”, the “bonds of Series No. 14”, the “bonds of Series No. 15”, or, collectively, as the “bonds of said Series”), and to be authorized, authenticated and issued only as registered bonds without coupons; and

WHEREAS, the County of Carroll in the Commonwealth of Kentucky (“Carroll County”) has agreed to issue (a) $20,930,000 in principal amount of its Pollution Control Revenue Bonds, 2002 Series A (Kentucky Utilities Company Project) (the “Carroll County Series A Revenue Bonds”), which will be issued pursuant to the provisions of the Indenture of Trust dated as of February 1, 2002 (the “Carroll County Series A Indenture”), between Carroll County and Deutsche Bank Trust Company Americas, as Trustee, Paying Agent and Bond Registrar (said Trustee or any successor trustee under the Carroll County Series A Indenture or under any or all of the respective Indentures of Trust dated as of February 1, 2002, hereinafter mentioned, being hereinafter referred to as the “County Trustee”), and (b) $2,400,000 in principal amount of its Pollution Control Revenue Bonds, 2002 Series B (Kentucky Utilities Company Project) (the “Carroll County Series B Revenue Bonds”), which will be issued pursuant to the provisions of the Indenture of Trust dated as of February 1, 2002 (the “Carroll County Series B Indenture”), between Carroll County and the County Trustee; and

WHEREAS, (a) the proceeds of the Carroll County Series A Revenue Bonds (other than any accrued interest, if any, thereon) will be loaned by Carroll County to the Company pursuant to the provisions of a Loan Agreement, dated as of February 1, 2002, between Carroll County and the Company (the “Carroll County Series A Agreement”), to pay and discharge $20,930,000 in outstanding principal amount of “County of Carroll, Kentucky, Collateralized Pollution Control Revenue Bonds, (Kentucky Utilities Company Project), 1992 Series B” (the “1992 Series B Carroll Bonds”) on or prior to the date of issuance of the Carroll County Series A Revenue Bonds.  The 1992 Series B Carroll Bonds were issued to refinance the cost of construction of certain air, solid waste and water pollution control facilities at the Ghent Generating Station of the Company, which facilities are hereinafter sometimes referred to as the “Carroll County Series A Project,” which Carroll County Series A Project is located in Carroll County and which Carroll County Series A Project is more fully described in Exhibit A to the Carroll County Series A Agreement; and (b) the proceeds of the Carroll County Series B Revenue Bonds (other than any accrued interest, if any, thereon) will be loaned by Carroll County to the Company pursuant to the provisions of a Loan Agreement, dated as of February 1, 2002, between Carroll County and the Company (the “Carroll County Series B Agreement”), to pay and discharge $2,400,000 in outstanding principal amount of “County of Carroll, Kentucky, Collateralized Pollution Control Revenue Bonds, (Kentucky Utilities Company Project), 1992 Series C” (the “1992 Series C Carroll Bonds”) on or prior to the date of issuance of the Carroll County Series B Revenue Bonds.  The 1992 Series C Carroll Bonds were issued to refinance the cost of construction of certain air pollution control facilities at Unit 2 at the Ghent Generating Station of the Company, which facilities are hereinafter sometimes referred to as the “Carroll County Series B Project,” which Carroll County Series B Project is located in Carroll County and which Carroll County Series B Project is more fully described in Exhibit A to the Carroll County Series B Agreement; and

WHEREAS, payments by the Company under and pursuant to the Carroll County Series A Agreement have been assigned by Carroll County to the County Trustee in order to secure the payment of the Carroll County Series A Revenue Bonds; and in order to further secure the payment of the Carroll County Series A Revenue Bonds, the Company desires to issue its bonds of Series No. 12 to the County Trustee as provided in the Carroll County Series A Agreement; and

WHEREAS, payments by the Company under and pursuant to the Carroll County Series B Agreement have been assigned by Carroll County to the County Trustee in order to secure the payment of the Carroll County Series B Revenue Bonds; and in order to further secure the payment of the Carroll County Series B Revenue Bonds, the Company desires to issue its bonds of Series No. 13 to the County Trustee as provided in the Carroll County Series B Agreement; and

WHEREAS, the County of Muhlenberg in the Commonwealth of Kentucky (“Muhlenberg County”) has agreed to issue $7,200,000 in principal amount of its Pollution Control Revenue Bonds, 2002 Series A (Kentucky Utilities Company Project) (the “Muhlenberg County Revenue Bonds”), which will be issued pursuant to the provisions of the Indenture of Trust dated as of February 1, 2002 (the “Muhlenberg County Indenture”), between Muhlenberg County and the County Trustee; and

WHEREAS, the proceeds of the Muhlenberg County Revenue Bonds (other than any accrued interest, if any, thereon) will be loaned by Muhlenberg County to the Company pursuant to the provisions of a Loan Agreement, dated as of February 1, 2002, between Muhlenberg County and the Company (the “Muhlenberg County Agreement”), to pay and discharge $7,200,000 in outstanding principal amount of “County of Muhlenberg, Kentucky, Collateralized Pollution Control Revenue Bonds, (Kentucky Utilities Company Project), 1992 Series A” (the “1992 Muhlenberg Bonds”) on or prior to the date of issuance of the Muhlenberg County Revenue Bonds.  The 1992 Muhlenberg Bonds were issued to refinance the cost of construction of certain air pollution control facilities at the Green River Generating Station of the Company, which facilities are hereinafter sometimes referred to as the “Muhlenberg County Project,” which Muhlenberg County Project is located in Muhlenberg County and which Muhlenberg County Project is more fully described in Exhibit A to the Muhlenberg County Agreement; and

WHEREAS, payments by the Company under and pursuant to the Muhlenberg County Agreement have been assigned by Muhlenberg County to the County Trustee in order to secure the payment of the Muhlenberg County Revenue Bonds; and in order to further secure the payment of the Muhlenberg County Revenue Bonds, the Company desires to issue its bonds of Series No. 14 to the County Trustee as provided in the Muhlenberg County Agreement; and

WHEREAS, the County of Mercer in the Commonwealth of Kentucky (“Mercer County”) has agreed to issue $7,400,000 in principal amount of its Pollution Control Revenue Bonds, 2002 Series A (Kentucky Utilities Company Project) (the “Mercer County Revenue Bonds”), which will be issued pursuant to the provisions of the Indenture of Trust dated as of February 1, 2002 (the “Mercer County Indenture”), between Mercer County and the County Trustee; and

WHEREAS, the proceeds of the Mercer County Revenue Bonds (other than any accrued interest, if any, thereon) will be loaned by Mercer County to the Company pursuant to the provisions of a Loan Agreement, dated as of February 1, 2002, between Mercer County and the Company (the “Mercer County Agreement”), to pay and discharge $7,400,000 in outstanding principal amount of “County of Mercer, Kentucky, Collateralized Pollution Control Revenue Bonds, (Kentucky Utilities Company Project), 1992 Series A” (the “1992 Mercer Bonds”) on or prior to the date of issuance of the Mercer County Revenue Bonds.  The 1992 Mercer Bonds were issued to refinance the cost of construction of certain air pollution control facilities at the E.W. Brown Generating Station of the Company, which facilities are hereinafter sometimes referred to as the “Mercer County Project,” which Mercer County Project is located in Mercer County and which Mercer County Project is more fully described in Exhibit A to the Mercer County Agreement; and

WHEREAS, payments by the Company under and pursuant to the Mercer County Agreement have been assigned by Mercer County to the County Trustee in order to secure the payment of the Mercer County Revenue Bonds; and in order to further secure the payment of the Mercer County Revenue Bonds, the Company desires to issue its bonds of Series No. 15 to the County Trustee as provided in the Mercer County Agreement; and

WHEREAS, the issuance of each series of bonds created and authorized by this supplemental indenture (namely, the bonds of Series No. 12, No. 13, No. 14 and No. 15) is a separate transaction, and the issuance of one series of bonds is not contingent upon the issuance of any other series of bonds; and

WHEREAS, the Company desires, in accordance with the provisions of Article I, Section 6(e) of Article II and Article XVI of the Indenture, to execute this supplemental indenture for the purpose of creating and authorizing its bonds of Series No. 12, No. 13, No. 14 and No. 15 and modifying or amending certain provisions of the Indenture in the particulars and to the extent hereinafter in this supplemental indenture specifically provided; and

WHEREAS, the execution and delivery by the Company of this supplemental indenture have been duly authorized by the Board of Directors of the Company or the Pricing Committee thereof, and the Company has requested, and hereby requests, the Trustees to enter into and join with the Company in the execution and delivery of this supplemental indenture; and

WHEREAS, the bonds of Series No. 12, No. 13, No. 14 and No. 15 are to be authorized, authenticated and issued only in the form of registered bonds without coupons, and each of such bonds shall be substantially in the following form, to wit:

(Form of face of bond of Series No. 12,

No. 13, No. 14 and No. 15, respectively)

This bond is nontransferable except as may be required to effect a transfer to any successor trustee under the Indenture of Trust dated as of February 1, 2002, hereinafter referred to.

No.	$

Kentucky Utilities Company
First Mortgage Bond, Pollution Control Series No. [See Note (1) on page 8]
Due February 1, 2032

Kentucky Utilities Company, a Kentucky and Virginia corporation (hereinafter referred to as the “Company”), for value received, hereby promises to pay to Deutsche Bank Trust Company Americas, as Trustee under the Indenture of Trust (the “County Indenture”) dated February 1, 2002, from the County of [see Note (2) on page 8], Kentucky, (the “County”) to Deutsche Bank Trust Company Americas or any successor trustee under the County Indenture (the “County Trustee”), the principal sum of                                Dollars on the Demand Redemption Date, as hereinafter defined, and to pay on the Demand Redemption Date to the County Trustee interest on said sum from the Initial Interest Accrual Date, as hereinafter defined, to the Demand Redemption Date, at the interest rate or rates determined for the “Interest Rate Mode” (as described in Section 2.02 of the County Indenture) applicable to the Revenue Bonds referred to on the reverse hereof as selected from time to time by the Company, subject to the provisions hereinafter set forth in the event of a rescission of a Redemption Demand, as hereinafter defined.  Both the principal of and the interest on this bond shall be payable at the office or agency of the Company in Chicago, Illinois, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

The provisions of this bond are continued on the reverse side hereof and such continued provisions shall have the same effect, for all purposes, as though fully set forth at this place.  This bond shall not be valid or become obligatory for any purpose unless and until it shall have been authenticated by the execution by the Trustee or its successor in trust under the Indenture of the Trustee’s Certificate endorsed hereon.

IN WITNESS WHEREOF, Kentucky Utilities Company has caused this bond to be executed in its name by the manual or facsimile signature of its President or one of its Vice-Presidents, and its corporate seal or a facsimile thereof to be hereto affixed or imprinted hereon and attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries.

Dated as of

Kentucky Utilities Company

By
Vice President
Attest:

Secretary

(Form of reverse side of bond of Series No. 12,

No. 13, No. 14 and No. 15, respectively)

This bond is one of the bonds of the Company issued and to be issued from time to time under and in accordance with and all secured by the indenture of mortgage or deed of trust dated May 1, 1947, executed and delivered by the Company to U.S. Bank National Association, successor to Bank of America Illinois (formerly Continental Bank, National Association and formerly Continental Illinois National Bank and Trust Company of Chicago and hereinafter referred to as the “Trustee”) and Edmond B. Stofft, as Trustees, and the indentures supplemental thereto heretofore executed and delivered by the Company to the Trustees under said indenture of mortgage, including the indenture supplemental thereto dated May 1, 2002, executed and delivered by the Company to said U.S. Bank National Association and Richard Prokosch (successor Co-Trustee), as Trustees (collectively the “Trustees”), prior to the authentication of this bond (said indenture of mortgage and said supplemental indentures being hereinafter referred to, collectively, as the “Indenture”).  Reference to the Indenture and to all supplemental indentures, if any, hereafter executed pursuant to the Indenture is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security and the rights of the holders and registered owners of said bonds and of the Trustees and of the Company in respect of such security.  By the terms of the Indenture the bonds to be secured thereby are issuable in series which may vary as to date, amount, date of maturity, rate of interest, redemption provisions, medium of payment and in other respects as in the Indenture provided.

This bond is one of a series of bonds of the Company issued under the Indenture and designated as First Mortgage Bonds, Pollution Control Series No. [see Note (1) on page 8] (hereinafter called the “bonds of Series No. [see Note (1) on page 8]” or the “bonds of said Series”).  The bonds of Series No. [see Note (1) on page 8] have been issued to Deutsche Bank Trust Company Americas, as trustee (said trustee or any successor trustee being hereinafter referred to as the “County Trustee”) under the Indenture of Trust dated as of February 1, 2002 (the “County Indenture”), between the County and the County Trustee, to secure payment of the Pollution Control Revenue Bonds, 2002 Series [see Note (3) on page 8] (Kentucky Utilities Company Project) (the “Revenue Bonds”), issued by the County under the County Indenture, the proceeds of which (other than any accrued interest thereon) have been loaned to the Company pursuant to the provisions of the Loan Agreement dated as of February 1, 2002 (the “Agreement”), between the Company and the County.

Except as provided in the next succeeding paragraph, in the event of a default under Section 9.1 of the Agreement or in the event of a default in the payment of the principal of, premium, if any, or interest (and such default in the payment of interest continues for the full grace period, if any, permitted by the County Indenture and the Revenue Bonds) on the Revenue Bonds, whether at maturity, by tender for purchase, by acceleration, by sinking fund, redemption or otherwise, as and when the same becomes due, the bonds of Series No. [see Note (1) on page 8] shall be redeemable in whole upon receipt by the Trustee of a written demand (hereinafter called a “Redemption Demand”) from the County Trustee stating that there has been such a default, stating that it is acting pursuant to the authorization granted by Section 9.02(c) of the County Indenture, specifying the last date to which interest on the Revenue Bonds has been paid (such date being hereinafter referred to as the “Initial Interest Accrual Date”) and demanding redemption of the bonds of Series No. [see Note (1) on page 8].  The Trustee shall, within 10 days after receiving such Redemption Demand, mail a copy thereof to the Company marked to indicate the date of its receipt by the Trustee.  Promptly upon receipt by the Company of such copy of a Redemption Demand, the Company shall fix a date on which it will redeem the bonds of Series No. [see Note (1) on page 8] so demanded to be redeemed (hereinafter called the “Demand Redemption Date”).  Notice of the date fixed as and for the Demand Redemption Date shall be mailed by the Company to the Trustee at least 30 days prior to such Demand Redemption Date.  The date to be fixed by the Company as and for the Demand Redemption Date may be any date up to and including the earlier of (i) the 120th day after receipt by the Trustee of the Redemption Demand or (ii) February 1, 2032, provided that if the Trustee shall not have received such notice fixing the Demand Redemption Date within 90 days after receipt by it of the Redemption Demand, the Demand Redemption Date shall be deemed to be the earlier of (i) the 120th day after receipt by the Trustee of the Redemption Demand or (ii) February 1, 2032.  The Trustee shall mail notice of the Demand Redemption Date (such notice being hereinafter called the “Demand Redemption Notice”) to the County Trustee not more than 10 nor less than five days prior to the Demand Redemption Date.  Notwithstanding the foregoing, if a default to which this paragraph is applicable is existing on February 1, 2032, such date shall be deemed to be the Demand Redemption Date without further action (including actions specified in this paragraph) by the County Trustee, the Trustee or the Company.  The bonds of Series No. [see Note (1) on page 8] shall be redeemed by the Company on the Demand Redemption Date, upon surrender thereof by the County Trustee to the Trustee, at a redemption price equal to the principal amount thereof plus accrued interest thereon at the rate or rates then applicable to the Revenue Bonds or determined under the provisions of the County Indenture from the Initial Interest Accrual Date to the Demand Redemption Date.  If a Redemption Demand is rescinded by the County Trustee by written notice to the Trustee prior to the Demand Redemption Date, no Demand Redemption Notice shall be given, or, if already given, shall be automatically annulled, and interest on the bonds of Series No. [see Note (1) on page 8] shall cease to accrue, all interest accrued thereon shall be automatically rescinded and cancelled and the Company shall not be obligated to make any payments of principal of or interest on the bonds of said Series; but no such rescission shall extend to or affect any subsequent default or impair any right consequent thereon.

In the event that all of the bonds outstanding under the Indenture shall have become immediately due and payable, whether by declaration or otherwise, and such acceleration shall not have been annulled, the bonds of Series No. [see Note (1) on page 8] shall bear interest at the rate or rates applicable to the Revenue Bonds from the Initial Interest Accrual Date, as specified in a written notice to the Trustee from the County Trustee, and the principal of and interest on the bonds of this Series from the Initial Interest Accrual Date shall be payable in accordance with the provisions of Article X of the Indenture.

Upon payment of the principal of and premium, if any, and interest on the Revenue Bonds, whether at maturity or prior to maturity by redemption or otherwise, and the surrender thereof to and cancellation thereof by the County Trustee (other than any Revenue Bond that was cancelled by the County Trustee and for which one or more other Revenue Bonds were delivered and authenticated pursuant to the County Indenture in lieu of or in exchange or substitution for such cancelled Revenue Bond), or upon provision for the payment thereof having been made in accordance with the County Indenture, bonds of Series No. [see Note (1) on page 8] in a principal amount equal to the principal amount of the Revenue Bonds so surrendered and cancelled or for the provision for which payment has been made shall be deemed fully paid and the obligations of the Company thereunder shall be terminated, and such bonds of Series No. [see Note (1) on page 8] shall be surrendered by the County Trustee to the Trustee and shall be cancelled by the Trustee.  From and after the Release Date (as defined below), the bonds of Series No. [see Note (1) on page 8] shall be deemed fully paid, satisfied and discharged and the obligations of the Company hereunder and thereunder shall be terminated.   The Release Date shall be the date as of which all bonds issued under the Indenture prior to the date of initial issuance of this bond (and excluding bonds of Series No. 11, 12, 13, 14 and 15 have been retired through payment, redemption or otherwise (including those bonds “deemed to be paid” within the meaning of that term as used in Article XII of the Indenture) at, before or after the maturity thereof.  On the Release Date, the bonds of Series No. [see Note (1) on page 8] shall be surrendered by the County Trustee to the Trustee whereupon the bonds of Series No. [see Note (1) on page 8] so surrendered shall be cancelled by the Trustee.

No recourse shall be had for the payment of the principal of or interest on this bond, or for any claim based hereon, or otherwise in respect hereof or of the Indenture or any indenture supplemental thereto, to or against any incorporator, stockholder, officer or director, past, present or future, of the Company, or of any predecessor or successor corporation, either directly or through the Company or such predecessor or successor corporation, under any constitution or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, stockholders, directors and officers being waived and released by the registered owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Indenture.

This bond is nontransferable except as may be required to effect a transfer to any successor trustee under the County Indenture.  Any such transfer may be made by the registered owner hereof, in person or by attorney duly authorized, at the principal office or place of business of the Trustee under the Indenture, upon the surrender and cancellation of this bond and the payment of any stamp tax or other governmental charge, and upon any such transfer a new registered bond or bonds without coupons, of the same series and for the same aggregate principal amount, will be issued to the transferee in exchange herefor.

NOTES:

(1)          The number of the applicable series of bonds (Series No. 12, No. 13, No. 14 or No. 15, as the case may be) shall be inserted at this point in each bond of such series.

(2)          The name of the applicable County (Carroll County as to bonds of Series No. 12 and No. 13, Muhlenberg County as to bonds of Series No. 14 and Mercer County as to bonds of Series No. 15) shall be inserted at this point in each bond of such series.

(3)          The designation of the applicable series (A as to Series No. 12, No. 14 and No. 15, and B as to Series No. 13) shall be inserted at this point in each bond of such series.

AND WHEREAS, there is to be endorsed on each of the bonds of Series No. 12, No. 13, No. 14 or No. 15 (whether in temporary or definitive form) a certificate of the Trustee substantially in the following form, to-wit:

Trustee’s Certificate

This bond is one of the bonds of the series designated therein, described in the within mentioned Indenture.

U.S. Bank National Association
as Trustee

By
Authorized Officer

NOW, THEREFORE, in consideration of the premises and of the sum of One Dollar ($1.00) duly paid by the Trustee to the Company, and of other good and valuable considerations, the receipt whereof is hereby acknowledged, and for the purpose of further assuring to the Trustees under the Indenture their title to, or lien upon, the property hereinafter described, under and pursuant to the terms of the Indenture and for the purpose of further securing the due and punctual payment of the principal of and interest and the premium, if any, on all bonds which have been heretofore or shall be hereafter issued under the Indenture and indentures supplemental thereto and which shall be at any time outstanding thereunder and secured thereby, and for the purpose of securing the faithful performance and observance of all the covenants and conditions set forth in the Indenture and/or in any indenture supplemental thereto, the Company has given, granted, bargained, sold, transferred, assigned, pledged, mortgaged, warranted the title to and conveyed, and by these presents does give, grant, bargain, sell, transfer, assign, pledge, mortgage, warrant the title to and convey unto U.S. BANK NATIONAL ASSOCIATION AND RICHARD PROKOSCH, as Trustees under the Indenture as therein provided, and the successors in the trusts thereby created, and to their assigns, all the right, title and interest of the Company in and to any and all premises, plants, property, leases and leaseholds, franchises, permits, rights and powers, of every kind and description, real and personal (1) which have been acquired by the Company through construction, purchase, consolidation or merger, or otherwise, and which at the date hereof are owned by the Company, and (2) which shall be acquired by the Company, through construction, purchase, consolidation, merger, or otherwise, on or subsequent to the date hereof, together, in each case, with the rents, issues, products and profits therefrom, excepting, however, and there is hereby expressly reserved and excluded from the lien and effect of the Indenture and of this supplemental indenture, all right, title and interest of the Company, now owned, or hereinafter acquired, in and to (a) all cash, bonds, shares of stock, obligations and other securities not deposited with the Trustee or Trustees under the Indenture, and (b) all accounts and bills receivable, judgments (other than for the recovery of real property or establishing a lien or charge thereon or right therein) and choses in action not specifically assigned to and pledged with the Trustee or Trustees under the Indenture, and (c) all lamps and supplies, machinery, appliances, goods, wares, merchandise, commodities, equipment, apparatus, materials and/or supplies acquired or held by the Company for sale, lease, rental or consumption in the ordinary course of business, and (d) the last day of each of the demised terms created by any lease of property leased to the Company and under each and every renewal of any such lease, the last day of each and every such demised term being hereby expressly reserved to and by the Company, and (e) all gas, oil, ore, copper and other minerals now or hereafter existing upon, within or under any real estate of the Company subject to, or hereby subjected to, the lien of the Indenture.

Without in any way limiting or restricting the generality of the foregoing description or the foregoing exceptions and reservations, the Company hereby expressly gives, grants, bargains, sells, transfers, assigns, pledges, mortgages, warrants the title to and conveys unto said U.S. BANK NATIONAL ASSOCIATION AND RICHARD PROKOSCH, as Trustees under the Indenture, and unto their successor or successors in trust, and their assigns, under the trusts and for the purposes of the Indenture, as hereby amended, the properties described in Section 5 of Article VIII of this supplemental indenture (said description being incorporated herein by reference with the same force and effect as if set forth at length herein), and which properties have been acquired by the Company, through construction, purchase, consolidation or merger, or otherwise, and which are owned by the Company at the date of the execution hereof together with the tenements, hereditaments and appurtenances thereunto belonging or appertaining.

TO HAVE AND TO HOLD all said property, right and interests hereinabove described or referred to and conveyed, assigned, pledged or mortgaged, or intended to be conveyed, assigned, pledged or mortgaged, together with the rents, issues, products and profits therefrom unto said U.S. BANK NATIONAL ASSOCIATION AND RICHARD PROKOSCH, as Trustees under the Indenture, as hereby modified and amended, and unto their successor or successors in trust forever, But In Trust Nevertheless, upon the trusts, for the purposes and subject to all the terms, conditions, provisions and restrictions of the Indenture, as hereby modified and amended.

And upon the considerations and for the purposes aforesaid, and in order to provide, pursuant to the terms of the Indenture, for the issuance under the Indenture, as hereby modified and amended, of bonds of Series No. 12, No. 13, No. 14 or No. 15 and to fix the terms, provisions and characteristics of the bonds of said Series, and to modify and amend the Indenture in the particulars and to the extent hereinafter in this supplemental indenture specifically provided, the Company hereby covenants and agrees with the Trustees as follows:

ARTICLE I.

Section 1.  A series of bonds issuable under the Indenture, as hereby modified and amended, and to be known and designated as “First Mortgage Bonds, Pollution Control Series No. 12” (hereinafter sometimes referred to as the “bonds of Series No. 12” or in this Article as the “bonds of said Series”), and which shall be executed, authenticated and issued only in the form of registered bonds without coupons, in denominations of $5,000 and integral multiples thereof, is hereby created and authorized.  The bonds of said Series shall be payable as provided in Section 3 of this Article and shall be substantially in the form thereof hereinbefore recited.  Each bond of said Series shall be issued to and registered in the name of the County Trustee and shall be nontransferable except as required to effect any transfer of bonds of said Series to any successor trustee under the Carroll County Series A Indenture.  Each bond of said Series shall be dated as of the date of issuance of the Carroll County Series A Revenue Bonds.

Section 2.  The bonds of Series No. 12 shall bear interest, and the principal thereof and interest thereon shall be payable, only to the extent and in the manner provided in Section 3 of this Article.  The bonds of said Series shall mature on February 1, 2032.  The bonds of said Series shall be payable, both as to principal and interest, at the office or agency of the Company in Chicago, Illinois in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

The bonds of said Series shall be deemed fully paid, and the obligations of the Company thereunder shall be terminated, to the extent and in the manner provided in Section 4 of this Article.

Section 3.  (a)  Except as provided in paragraph (b) of this Section 3, in the event of a default under Section 9.1 of the Carroll County Series A Agreement or in the event of a default in the payment of the principal of, premium, if any, or interest (and such default in the payment of interest continues for the full grace period, if any, permitted by the Carroll County Series A Indenture and the Carroll County Series A Revenue Bonds) on the Carroll County Series A Revenue Bonds, whether at maturity, by tender for purchase, by acceleration, by sinking fund, redemption or otherwise, as and when the same becomes due, the bonds of Series No. 12 shall be redeemable in whole upon receipt by the Trustee of a written demand (hereinafter in this Article called a “Redemption Demand”) from the County Trustee stating that there has been such a default, stating that it is acting pursuant to the authorization granted by Section 9.02(c) of the Carroll County Series A Indenture, specifying the last date to which interest on the Carroll County Series A Revenue Bonds has been paid (such date being hereinafter referred to in this Article as the “Initial Interest Accrual Date”) and demanding redemption of the bonds of Series No. 12.  The Trustee shall, within 10 days after receiving such Redemption Demand, mail a copy thereof to the Company marked to indicate the date of its receipt by the Trustee.  Promptly upon receipt by the Company of such copy of a Redemption Demand, the Company shall fix a date on which it will redeem the bonds of Series No. 12 so demanded to be redeemed (hereinafter in this Article called the “Demand Redemption Date”).  Notice of the date fixed as and for the Demand Redemption Date shall be mailed by the Company to the Trustee at least 30 days prior to such Demand Redemption Date.  The date to be fixed by the Company as and for the Demand Redemption Date may be any date up to and including the earlier of (i) the 120th day after receipt by the Trustee of the Redemption Demand or (ii) February 1, 2032, provided that if the Trustee shall not have received such notice fixing the Demand Redemption Date within 90 days after receipt by it of the Redemption Demand, the Demand Redemption Date shall be deemed to be the earlier of (i) the 120th day after receipt by the Trustee of the Redemption Demand or (ii) February 1, 2032.  The Trustee shall mail notice of the Demand Redemption Date (such notice being hereinafter in this Article called the “Demand Redemption Notice”) to the County Trustee not more than 10 nor less than five days prior to the Demand Redemption Date.  Notwithstanding the foregoing, if a default to which this paragraph is applicable is existing on February 1, 2032, such date shall be deemed to be the Demand Redemption Date without further action (including actions specified in this paragraph) by the County Trustee, the Trustee or the Company.  The bonds of Series No. 12 shall be redeemed by the Company on the Demand Redemption Date, upon surrender thereof by the County Trustee to the Trustee, at a redemption price equal to the principal amount thereof, plus accrued interest thereon at the rate or rates then applicable to the Carroll County Series A Revenue Bonds or determined under the provisions of the Carroll County Series A Indenture from the Initial Interest Accrual Date to the Demand Redemption Date.  If a Redemption Demand is rescinded by the County Trustee by written notice to the Trustee prior to the Demand Redemption Date, no Demand Redemption Notice shall be given, or, if already given, shall be automatically annulled, and interest on the bonds of Series No. 12 shall cease to accrue, all interest accrued thereon shall be automatically rescinded and cancelled and the Company shall not be obligated to make any payments of principal of or interest on the bonds of this Series; but no such rescission shall extend to or affect any subsequent default or impair any right consequent thereon.

(b)           In the event that all of the bonds outstanding under the Indenture shall have become immediately due and payable, whether by declaration or otherwise, and such acceleration shall not have been annulled, the bonds of Series No. 12 shall bear interest at the rate or rates applicable to the Carroll County Series A Revenue Bonds from the Initial Interest Accrual Date, as specified in a written notice to the Trustee from the County Trustee, and the principal of and interest on the bonds of said Series from the Initial Interest Accrual Date shall be payable in accordance with the provisions of Article X of the Indenture.

(c)           Anything herein contained to the contrary notwithstanding, the Trustee is not authorized to take any action pursuant to a Redemption Demand or a rescission thereof or a written notice required by paragraph (b) of this Section 3, and such Redemption Demand, rescission or notice shall be of no force or effect, unless it is executed in the name of the County Trustee by one of its Vice-Presidents.

Section 4.  Upon payment of the principal of and premium, if any, and interest on the Carroll County Series A Revenue Bonds, whether at maturity or prior to maturity by redemption or otherwise, and the surrender thereof to and cancellation thereof by the County Trustee, or upon provision for the payment thereof having been made in accordance with Article VIII of the Carroll County Series A Indenture, bonds of Series No. 12 in a principal amount equal to the principal amount of the Carroll County Series A Revenue Bonds so surrendered and cancelled shall be surrendered by the County Trustee to the Trustee, whereupon the bonds of said Series so surrendered shall be deemed fully paid and the obligations of the Company thereunder shall be terminated, and such bonds of said Series shall be cancelled and destroyed by the Trustee by shredding, compacting or other suitable means and a certificate of such cancellation and destruction shall be delivered to the Company.  From and after the Release Date (as defined below), the bonds of Series No. 12 shall be deemed fully paid, satisfied and discharged and the obligations of the Company hereunder and thereunder shall be terminated.  The Release Date shall be the date as of which all bonds issued under the Indenture prior to the date of initial issuance of the bonds of this Series (and excluding bonds of this Series and First Mortgage Bonds, Pollution Control Series No. 11, No. 13, No. 14 and No. 15) have been retired through payment, redemption or otherwise (including those Bonds “deemed to be paid” within the meaning of that term used in Article XII of the Indenture) at, before or after the maturity thereof.  On the Release Date, the bonds of this Series shall be surrendered by the County Trustee to the Trustee whereupon the bonds of Series No. 12 so surrendered shall be cancelled by the Trustee.

ARTICLE II.

Section 1.  A series of bonds issuable under the Indenture, as hereby modified and amended, and to be known and designated as “First Mortgage Bonds, Pollution Control Series No. 13” (hereinafter sometimes referred to as the “bonds of Series No. 13” or in this Article as the “bonds of said Series”), and which shall be executed, authenticated and issued only in the form of registered bonds without coupons, in denominations of $5,000 and integral multiples thereof, is hereby created and authorized.  The bonds of said Series shall be payable as provided in Section 3 of this Article and shall be substantially in the form thereof hereinbefore recited.  Each bond of said Series shall be issued to and registered in the name of the County Trustee and shall be nontransferable except as required to effect any transfer of bonds of said Series to any successor trustee under the Carroll County Series B Indenture.  Each bond of said Series shall be dated as of the date of issuance of the Carroll County Series B Revenue Bonds.

Section 2.  The bonds of Series No. 13 shall bear interest, and the principal thereof and interest thereon shall be payable, only to the extent and in the manner provided in Section 3 of this Article.  The bonds of said Series shall mature on February 1, 2032.  The bonds of said Series shall be payable, both as to principal and interest, at the office or agency of the Company in Chicago, Illinois in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

The bonds of said Series shall be deemed fully paid, and the obligations of the Company thereunder shall be terminated, to the extent and in the manner provided in Section 4 of this Article.

Section 3.  (a)  Except as provided in paragraph (b) of this Section 3, in the event of a default under Section 9.1 of the Carroll County Series B Agreement or in the event of a default in the payment of the principal of, premium, if any, or interest (and such default in the payment of interest continues for the full grace period, if any, permitted by the Carroll County Series B Indenture and the Carroll County Series B Revenue Bonds) on the Carroll County Series B Revenue Bonds, whether at maturity, by tender for purchase, by acceleration, by sinking fund, redemption or otherwise, as and when the same becomes due, the bonds of Series No. 13 shall be redeemable in whole upon receipt by the Trustee of a written demand (hereinafter in this Article called a “Redemption Demand”) from the County Trustee stating that there has been such a default, stating that it is acting pursuant to the authorization granted by Section 9.02(c) of the Carroll County Series B Indenture, specifying the last date to which interest on the Carroll County Series B Revenue Bonds has been paid (such date being hereinafter referred to in this Article as the “Initial Interest Accrual Date”) and demanding redemption of the bonds of Series No. 13.   The Trustee shall, within 10 days after receiving such Redemption Demand, mail a copy thereof to the Company marked to indicate the date of its receipt by the Trustee.  Promptly upon receipt by the Company of such copy of a Redemption Demand, the Company shall fix a date on which it will redeem the bonds of Series No. 13 so demanded to be redeemed (hereinafter in this Article called the “Demand Redemption Date”).  Notice of the date fixed as and for the Demand Redemption Date shall be mailed by the Company to the Trustee at least 30 days prior to such Demand Redemption Date.  The date to be fixed by the Company as and for the Demand Redemption Date may be any date up to and including the earlier of (i) the 120th day after receipt by the Trustee of the Redemption Demand or (ii) February 1, 2032, provided that if the Trustee shall not have received such notice fixing the Demand Redemption Date within 90 days after receipt by it of the Redemption Demand, the Demand Redemption Date shall be deemed to be the earlier of (i) the 120th day after receipt by the Trustee of the Redemption Demand or (ii) February 1, 2032.  The Trustee shall mail notice of the Demand Redemption Date (such notice being hereinafter in this Article called the “Demand Redemption Notice”) to the County Trustee not more than 10 nor less than five days prior to the Demand Redemption Date.  Notwithstanding the foregoing, if a default to which this paragraph is applicable is existing on February 1, 2032, such date shall be deemed to be the Demand Redemption Date without further action (including actions specified in this paragraph) by the County Trustee, the Trustee or the Company.  The bonds of Series No. 13 shall be redeemed by the Company on the Demand Redemption Date, upon surrender thereof by the County Trustee to the Trustee, at a redemption price equal to the principal amount thereof, plus accrued interest thereon at the rate or rates then applicable to the Carroll County Series B Revenue Bonds or determined under the provisions of the Carroll County Series B Indenture from the Initial Interest Accrual Date to the Demand Redemption Date.  If a Redemption Demand is rescinded by the County Trustee by written notice to the Trustee prior to the Demand Redemption Date, no Demand Redemption Notice shall be given, or, if already given, shall be automatically annulled, and interest on the bonds of Series No. 13 shall cease to accrue, all interest accrued thereon shall be automatically rescinded and cancelled and the Company shall not be obligated to make any payments of principal of or interest on the bonds of this Series; but no such rescission shall extend to or affect any subsequent default or impair any right consequent thereon.

(b)           In the event that all of the bonds outstanding under the Indenture shall have become immediately due and payable, whether by declaration or otherwise, and such acceleration shall not have been annulled, the bonds of Series No. 13 shall bear interest at the rate or rates applicable to the Carroll County Series B Revenue Bonds from the Initial Interest Accrual Date, as specified in a written notice to the Trustee from the County Trustee, and the principal of and interest on the bonds of said Series from the Initial Interest Accrual Date shall be payable in accordance with the provisions of Article X of the Indenture.

(c)           Anything herein contained to the contrary notwithstanding, the Trustee is not authorized to take any action pursuant to a Redemption Demand or a rescission thereof or a written notice required by paragraph (b) of this Section 3, and such Redemption Demand, rescission or notice shall be of no force or effect, unless it is executed in the name of the County Trustee by one of its Vice-Presidents.

Section 4.  Upon payment of the principal of and premium, if any, and interest on the Carroll County Series B Revenue Bonds, whether at maturity or prior to maturity by redemption or otherwise, and the surrender thereof to and cancellation thereof by the County Trustee, or upon provision for the payment thereof having been made in accordance with Article VIII of the Carroll County Series B Indenture, bonds of Series No. 13 in a principal amount equal to the principal amount of the Carroll County Series B Revenue Bonds so surrendered and cancelled shall be surrendered by the County Trustee to the Trustee, whereupon the bonds of said Series so surrendered shall be deemed fully paid and the obligations of the Company thereunder shall be terminated, and such bonds of said Series shall be cancelled and destroyed by the Trustee by shredding, compacting or other suitable means and a certificate of such cancellation and destruction shall be delivered to the Company.  From and after the Release Date (as defined below), the bonds of Series No. 13 shall be deemed fully paid, satisfied and discharged and the obligations of the Company hereunder and thereunder shall be terminated.  The Release Date shall be the date as of which all bonds issued under the Indenture prior to the date of initial issuance of the bonds of this Series (and excluding bonds of this Series and First Mortgage Bonds, Pollution Control Series No. 11, No. 12, No. 14 and No. 15) have been retired through payment, redemption or otherwise (including those Bonds “deemed to be paid” within the meaning of that term used in Article XII of the Indenture) at, before or after the maturity thereof.  On the Release Date, the bonds of this Series shall be surrendered by the County Trustee to the Trustee whereupon the bonds of Series No. 13 so surrendered shall be cancelled by the Trustee.

ARTICLE III.

Section 1.  A series of bonds issuable under the Indenture, as hereby modified and amended, and to be known and designated as “First Mortgage Bonds, Pollution Control Series No. 14” (hereinafter sometimes referred to as the “bonds of Series No. 14” or in this Article as the “bonds of said Series”), and which shall be executed, authenticated and issued only in the form of registered bonds without coupons, in denominations of $5,000 and integral multiples thereof, is hereby created and authorized.  The bonds of said Series shall be payable as provided in Section 3 of this Article and shall be substantially in the form thereof hereinbefore recited.  Each bond of said Series shall be issued to and registered in the name of the County Trustee and shall be nontransferable except as required to effect any transfer of bonds of said Series to any successor trustee under the Muhlenberg County Indenture.  Each bond of said Series shall be dated as of the date of issuance of the Muhlenberg County Revenue Bonds.

Section 2.  The bonds of Series No. 14 shall bear interest, and the principal thereof and interest thereon shall be payable, only to the extent and in the manner provided in Section 3 of this Article.  The bonds of said Series shall mature on February 1, 2032.  The bonds of said Series shall be payable, both as to principal and interest, at the office or agency of the Company in Chicago, Illinois in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

The bonds of said Series shall be deemed fully paid, and the obligations of the Company thereunder shall be terminated, to the extent and in the manner provided in Section 4 of this Article.

Section 3.  (a)  Except as provided in paragraph (b) of this Section 3, in the event of a default under Section 9.1 of the Muhlenberg County Agreement or in the event of a default in the payment of the principal of, premium, if any, or interest (and such default in the payment of interest continues for the full grace period, if any, permitted by the Muhlenberg County Indenture and the Muhlenberg County Revenue Bonds) on the Muhlenberg County Revenue Bonds, whether at maturity, by tender for purchase, by acceleration, by sinking fund, redemption or otherwise, as and when the same becomes due, the bonds of Series No. 14 shall be redeemable in whole upon receipt by the Trustee of a written demand (hereinafter in this Article called a “Redemption Demand”) from the County Trustee stating that there has been such a default, stating that it is acting pursuant to the authorization granted by Section 9.02(c) of the Muhlenberg County Indenture, specifying the last date to which interest on the Muhlenberg County Revenue Bonds has been paid (such date being hereinafter referred to in this Article as

the “Initial Interest Accrual Date”) and demanding redemption of the bonds of Series No. 14.   The Trustee shall, within 10 days after receiving such Redemption Demand, mail a copy thereof to the Company marked to indicate the date of its receipt by the Trustee.  Promptly upon receipt by the Company of such copy of a Redemption Demand, the Company shall fix a date on which it will redeem the bonds of Series No. 14 so demanded to be redeemed (hereinafter in this Article called, the “Demand Redemption Date”).  Notice of the date fixed as and for the Demand Redemption Date shall be mailed by the Company to the Trustee at least 30 days prior to such Demand Redemption Date.  The date to be fixed by the Company as and for the Demand Redemption Date may be any date up to and including the earlier of (i) the 120th day after receipt by the Trustee of the Redemption Demand or (ii) February 1, 2032, provided that if the Trustee shall not have received such notice fixing the Demand Redemption Date within 90 days after receipt by it of the Redemption Demand, the Demand Redemption Date shall be deemed to be the earlier of (i) the 120th day after receipt by the Trustee of the Redemption Demand or (ii) February 1, 2032.  The Trustee shall mail notice of the Demand Redemption Date (such notice being hereinafter in this Article called the “Demand Redemption Notice”) to the County Trustee not more than 10 nor less than five days prior to the Demand Redemption Date.  Notwithstanding the foregoing, if a default to which this paragraph is applicable is existing on February 1, 2032, such date shall be deemed to be the Demand Redemption Date without further action (including actions specified in this paragraph) by the County Trustee, the Trustee or the Company.  The bonds of Series No. 14 shall be redeemed by the Company on the Demand Redemption Date, upon surrender thereof by the County Trustee to the Trustee, at a redemption price equal to the principal amount thereof, plus accrued interest thereon at the rate or rates then applicable to the Muhlenberg County Revenue Bonds or determined under the provisions of the Muhlenberg County Indenture from the Initial Interest Accrual Date to the Demand Redemption Date.  If a Redemption Demand is rescinded by the County Trustee by written notice to the Trustee prior to the Demand Redemption Date, no Demand Redemption Notice shall be given, or, if already given, shall be automatically annulled, and interest on the bonds of Series No. 14 shall cease to accrue, all interest accrued thereon shall be automatically rescinded and cancelled and the Company shall not be obligated to make any payments of principal of or interest on the bonds of this Series; but no such rescission shall extend to or affect any subsequent default or impair any right consequent thereon.

(b)           In the event that all of the bonds outstanding under the Indenture shall have become immediately due and payable, whether by declaration or otherwise, and such acceleration shall not have been annulled, the bonds of Series No. 14 shall bear interest at the rate or rates applicable to the Muhlenberg County Revenue Bonds from the Initial Interest Accrual Date, as specified in a written notice to the Trustee from the County Trustee, and the principal of and interest on the bonds of said Series from the Initial Interest Accrual Date shall be payable in accordance with the provisions of Article X of the Indenture.

(c)           Anything herein contained to the contrary notwithstanding, the Trustee is not authorized to take any action pursuant to a Redemption Demand or a rescission thereof or a written notice required by paragraph (b) of this Section 3, and such Redemption Demand, rescission or notice shall be of no force or effect, unless it is executed in the name of the County Trustee by one of its Vice-Presidents.

Section 4.  Upon payment of the principal of and premium, if any, and interest on the Muhlenberg County Revenue Bonds, whether at maturity or prior to maturity by redemption or otherwise, and the surrender thereof to and cancellation thereof by the County Trustee, or upon provision for the payment thereof having been made in accordance with Article VIII of the Muhlenberg County Indenture, bonds of Series No. 14 in a principal amount equal to the principal amount of the Muhlenberg County Revenue Bonds so surrendered and cancelled shall be surrendered by the County Trustee to the Trustee, whereupon the bonds of said Series so surrendered shall be deemed fully paid and the obligations of the Company thereunder shall be terminated, and such bonds of said Series shall be cancelled and destroyed by the Trustee by shredding, compacting or other suitable means and a certificate of such cancellation and destruction shall be delivered to the Company.  From and after the Release Date (as defined below), the bonds of Series No. 14 shall be deemed fully paid, satisfied and discharged and the obligations of the Company hereunder and thereunder shall be terminated.  The Release Date shall be the date as of which all bonds issued under the Indenture prior to the date of initial issuance of the bonds of this Series (and excluding bonds of this Series and First Mortgage Bonds, Pollution Control Series No. 11, No. 12, No. 13 and No. 15) have been retired through payment, redemption or otherwise (including those Bonds “deemed to be paid” within the meaning of that term used in Article XII of the Indenture) at, before or after the maturity thereof.  On the Release Date, the bonds of this Series shall be surrendered by the County Trustee to the Trustee whereupon the bonds of Series No. 14 so surrendered shall be cancelled by the Trustee.

ARTICLE IV.

Section 1.  A series of bonds issuable under the Indenture, as hereby modified and amended, and to be known and designated as “First Mortgage Bonds, Pollution Control Series No. 15” (hereinafter sometimes referred to as the “bonds of Series No. 15” or in this Article as the “bonds of said Series”), and which shall be executed, authenticated and issued only in the form of registered bonds without coupons, in denominations of $5,000 and integral multiples thereof, is hereby created and authorized.  The bonds of said Series shall be payable as provided in Section 3 of this Article and shall be substantially in the form thereof hereinbefore recited.  Each bond of said Series shall be issued to and registered in the name of the County Trustee and shall be nontransferable except as required to effect any transfer of bonds of said Series to any successor trustee under the Mercer County Indenture.  Each bond of said Series shall be dated as of the date of issuance of the Mercer County Revenue Bonds.

Section 2.  The bonds of Series No. 15 shall bear interest, and the principal thereof and interest thereon shall be payable, only to the extent and in the manner provided in Section 3 of this Article.  The bonds of said Series shall mature on February 1, 2032.  The bonds of said Series shall be payable, both as to principal and interest, at the office or agency of the Company in Chicago, Illinois in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

The bonds of said Series shall be deemed fully paid, and the obligations of the Company thereunder shall be terminated, to the extent and in the manner provided in Section 4 of this Article.

Section 3.  (a)  Except as provided in paragraph (b) of this Section 3, in the event of a default under Section 9.1 of the Mercer County Agreement or in the event of a default in the payment of the principal of, premium, if any, or interest (and such default in the payment of interest continues for the full grace period, if any, permitted by the Mercer County Indenture and the Mercer County Revenue Bonds) on the Mercer County Revenue Bonds, whether at maturity, by tender for purchase, by acceleration, by sinking fund, redemption or otherwise, as and when the same becomes due, the bonds of Series No. 15 shall be redeemable in whole upon receipt by the Trustee of a written demand (hereinafter in this Article called a “Redemption Demand”) from the County Trustee stating that there has been such a default, stating that it is acting pursuant to the authorization granted by Section 9.02(c) of the Mercer County Indenture, specifying the last date to which interest on the Mercer County Revenue Bonds has been paid (such date being hereinafter referred to in this Article as the “Initial Interest Accrual Date”) and demanding redemption of the bonds of Series No. 15.  The Trustee shall, within 10 days after receiving such Redemption Demand, mail a copy thereof to the Company marked to indicate the date of its receipt by the Trustee.  Promptly upon receipt by the Company of such copy of a Redemption Demand, the Company shall fix a date on which it will redeem the bonds of Series No. 15 so demanded to be redeemed (hereinafter in this Article called the “Demand Redemption Date”).  Notice of the date fixed as and for the Demand Redemption Date shall be mailed by the Company to the Trustee at least 30 days prior to such Demand Redemption Date.  The date to be fixed by the Company as and for the Demand Redemption Date may be any date up to and including the earlier of (i) the 120th day after receipt by the Trustee of the Redemption Demand or (ii) February 1, 2032, provided that if the Trustee shall not have received such notice fixing the Demand Redemption Date within 90 days after receipt by it of the Redemption Demand, the Demand Redemption Date shall be deemed to be the earlier of (i) the 120th day after receipt by the Trustee of the Redemption Demand or (ii) February 1, 2032.  The Trustee shall mail notice of the Demand Redemption Date (such notice being hereinafter in this Article called the “Demand Redemption Notice”) to the County Trustee not more than 10 nor less than five days prior to the Demand Redemption Date.  Notwithstanding the foregoing, if a default to which this paragraph is applicable is existing on February 1, 2032, such date shall be deemed to be the Demand Redemption Date without further action (including actions specified in this paragraph) by the County Trustee, the Trustee or the Company.  The bonds of Series No. 15 shall be redeemed by the Company on the Demand Redemption Date, upon surrender thereof by the County Trustee to the Trustee, at a redemption price equal to the principal amount thereof, plus accrued interest thereon at the rate or rates then applicable to the Mercer County Revenue Bonds or determined under the provisions of the Mercer County Indenture from the Initial Interest Accrual Date to the Demand Redemption Date.  If a Redemption Demand is rescinded by the County Trustee by written notice to the Trustee prior to the Demand Redemption Date, no Demand Redemption Notice shall be given, or, if already given, shall be automatically annulled, and interest on the bonds of Series No. 15 shall cease to accrue, all interest accrued thereon shall be automatically rescinded and cancelled and the Company shall not be obligated to make any payments of principal of or interest on the bonds of this Series; but no such rescission shall extend to or affect any subsequent default or impair any right consequent thereon.

(b)           In the event that all of the bonds outstanding under the Indenture shall have become immediately due and payable, whether by declaration or otherwise, and such acceleration shall not have been annulled, the bonds of Series No. 15 shall bear interest at the rate or rates applicable to the Mercer County Revenue Bonds from the Initial Interest Accrual

Date, as specified in a written notice to the Trustee from the County Trustee, and the principal of and interest on the bonds of said Series from the Initial Interest Accrual Date shall be payable in accordance with the provisions of Article X of the Indenture.

(c)           Anything herein contained to the contrary notwithstanding, the Trustee is not authorized to take any action pursuant to a Redemption Demand or a rescission thereof or a written notice required by paragraph (b) of this Section 3, and such Redemption Demand, rescission or notice shall be of no force or effect, unless it is executed in the name of the County Trustee by one of its Vice-Presidents.

Section 4.  Upon payment of the principal of and premium, if any, and interest on the Mercer County Revenue Bonds, whether at maturity or prior to maturity by redemption or otherwise, and the surrender thereof to and cancellation thereof by the County Trustee, or upon provision for the payment thereof having been made in accordance with Article VIII of the Mercer County Indenture, bonds of Series No. 15 in a principal amount equal to the principal amount of the Mercer County Revenue Bonds so surrendered and cancelled shall be surrendered by the County Trustee to the Trustee, whereupon the bonds of said Series so surrendered shall be deemed fully paid and the obligations of the Company thereunder shall be terminated, and such bonds of said Series shall be cancelled and destroyed by the Trustee by shredding, compacting or other suitable means and a certificate of such cancellation and destruction shall be delivered to the Company.  From and after the Release Date (as defined below), the bonds of Series No. 15 shall be deemed fully paid, satisfied and discharged and the obligations of the Company hereunder and thereunder shall be terminated.  The Release Date shall be the date as of which all bonds issued under the Indenture prior to the date of initial issuance of the bonds of this Series (and excluding bonds of this Series and First Mortgage Bonds, Pollution Control Series No. 11, No. 12, No. 13 and No. 14) have been retired through payment, redemption or otherwise (including those Bonds “deemed to be paid” within the meaning of that term used in Article XII of the Indenture) at, before or after the maturity thereof.  On the Release Date, the bonds of this Series shall be surrendered by the County Trustee to the Trustee whereupon the bonds of Series No. 15 so surrendered shall be cancelled by the Trustee.

ARTICLE V.

Section 1.  The bonds of each of Series No. 12, No. 13, No. 14 and No. 15 shall be executed on behalf of the Company and sealed with the corporate seal of the Company, all in the manner provided in or permitted by Section 6 of Article I of the Indenture, as follows:

(a)           bonds of each of said Series executed on behalf of the Company by its President or a Vice-President and by its Secretary or an Assistant Secretary may be so executed by the manual or facsimile signature of such President or Vice-President and of such Secretary or Assistant Secretary, as the case may be, of the Company, or of any person or persons who shall have been such officer or officers, as the case may be, of the Company on or subsequent to the date of this supplemental indenture, notwithstanding that he or they may have ceased to be such officer or officers of the Company at the time of the actual execution, authentication, issue or delivery of any of such bonds, and any such manual or facsimile signature or signatures of such officer or officers of the Company, as above provided, on any such bonds shall constitute execution of such bonds on behalf of the Company by such officer or officers of the Company for the purposes of the Indenture, as hereby modified and amended, and shall be valid and effective for all purposes, provided that all bonds of each of said Series shall always be executed on behalf of the Company by the manual or facsimile signature of its President or a Vice-President and of its Secretary or an Assistant Secretary, as above provided, and provided, further, that none of such bonds shall be executed on behalf of the Company by the manual or facsimile signature of the same officer or person acting in more than one capacity; and

(b)           such corporate seal of the Company may be facsimile, and the bonds of each of said series on which such facsimile seal of the Company shall be affixed, impressed, imprinted or reproduced shall be deemed to be sealed with the corporate seal of the Company for the purposes of the Indenture as hereby modified and amended, and such facsimile seal shall be valid and effective for all purposes.

ARTICLE VI.

Section 10 of Article III of the Indenture is hereby further amended to provide that the Company agrees to observe and comply with the provisions of said section as so amended hereby so long as the bonds of Series No. 12, No. 13, No. 14 and No. 15 are outstanding.  The bonds outstanding on the date hereof to which said Section 10 applies are Nos. 8, Series P, Nos. 1B, 2B, 3B and 4B, Series Q, Nos. 9, 10 and 11, Series R, and Series S.

No covenant to provide a maintenance and renewal fund is made in respect of the bonds of Series No. 12, No. 13, No. 14 or No. 15.  The absence of such a covenant shall not, however, limit the right of the Company to use, apply or certify bonds of Series No. 12, No. 13, No. 14 or No. 15 to comply with, or to satisfy its obligations under, any provision of the Indenture (including, without limitation, the provisions of Section 1 of Article VII of the Indenture).

The bonds of Series No. 12, No. 13, No. 14 or No. 15 are intended to be used as collateral for and to secure payment of the Carroll County Series A Revenue Bonds, the Carroll County Series B Revenue Bonds, the Muhlenberg County Revenue Bonds and the Mercer County Revenue Bonds, respectively, as hereinabove provided, and, accordingly, the bonds of Series No. 12, No. 13, No. 14 or No. 15 shall be dated as of the respective dates of issuance of the applicable Revenue Bonds and shall bear interest from their respective Initial Interest Accrual Dates, as hereinabove provided, notwithstanding anything to the contrary contained in the Indenture with respect to the dating of bonds and the date from which interest on bonds shall accrue.

ARTICLE VII.

Section 1.  Capitalized terms used in this Article VII and not otherwise defined in this Indenture shall have the meanings set forth in the applicable County Indenture.

Section 2.  Subsequent to the issuance of the applicable Revenue Bonds, the Company shall not be required to establish compliance with the net earnings requirements of Section 5 of

Article II of the Indenture in connection with any Conversion of Interest Rate Mode on such Revenue Bonds or any change in length of Long Term Rate Period.  So long as such Revenue Bonds operate in any Interest Rate Mode other than the Long Term Rate where the Long Term Rate Period ends on the day prior to the final maturity of such Revenue Bonds, the Company shall include, for purposes of any required calculation of such net earnings requirement (as such requirement shall then be in effect), interest on the bonds of the applicable Series at an annual rate of 14%.  If at any time the interest rate on such Revenue Bonds is a Long Term Rate where the Long Term Rate Period ends on the day prior to the final maturity of such Revenue Bonds, the Company may include, for purposes of any calculation of such net earnings requirement, interest on bonds of the applicable Series at the Long Term Rate then borne by the Revenue Bonds.

ARTICLE VIII.

Section 1.  The provisions of this supplemental indenture shall be effective from and after the execution hereof; and the Indenture, as hereby modified and amended, shall remain in full force and effect.

Section 2.  Each holder or registered owner of a bond of any series not now outstanding which shall be authenticated by the Trustee and issued by the Company under the Indenture (as hereby amended) subsequent to the execution of this supplemental indenture and of any coupon pertaining to any such bond, by the acquisition, holding or ownership of such bond and coupon, thereby consents and agrees to, and shall be bound by, the provisions of this supplemental indenture.

Section 3.  Each reference in the Indenture, or in this supplemental indenture, to any article, section, term or provision of the Indenture shall mean and be deemed to refer to such article, section, term or provision of the Indenture, as hereby modified and amended, except where the context otherwise indicates.

Section 4.  All the covenants, provisions, stipulations and agreements in this supplemental indenture contained are and shall be for the sole and exclusive benefit of the parties hereto, their successors and assigns, and of the holders and registered owners from time to time of the bonds and of the coupons issued and outstanding from time to time under and secured by the Indenture, as hereby modified and amended.

This supplemental indenture has been executed in a number of identical counterparts, each of which so executed shall be deemed to be an original.

At the time of the execution of this supplemental indenture, the aggregate principal amount of all indebtedness outstanding, or to be outstanding, under and secured by the Indenture, as hereby modified and amended, is $522,760,000, consisting of and represented by First Mortgage Bonds, Pollution Control Series No. 8, Series P, Pollution Control Series No. 1 B through No. 4B, inclusive, Series Q, Pollution Control Series No. 9 and 10, Series R, Series S and Series No. 11, No. 12, No. 13, No. 14 and No. 15 of the Company, as follows:

Series	Interest Rate	Maturity Date	Principal Amount
No. 8	7.45	September 15, 2016	96,000,000
P	7.92	May 15, 2007	53,000,000
	8.55	May 15, 2027	33,000,000
No. 1B	6 ¼	February 1, 2018	20,930,000	(a)
No. 2B	6 ¼	February 1, 2018	2,400,000	(a)
No. 3B	6 ¼	February 1, 2018	7,200,000	(a)
No. 4B	6 ¼	February 1, 2018	7,400,000	(a)
Q	6.32	June 15, 2003	62,000,000
No. 9	5 ¾	December 1, 2023	50,000,000
No. 10	Variable	November l, 2024	54,000,000
R	7.55	June 1, 2025	50,000,000
S	5.99	January 15, 2006	36,000,000
No. 11	Variable	May 1, 2023	12,900,000
No. 12	Variable	February 1, 2032	20,930,000	(b)
No. 13	Variable	February 1, 2032	2,400,000	(b)
No. 14	Variable	February 1, 2032	7,200,000	(b)
No. 15	Variable	February 1, 2032	7,400,000	(b)

(a)                        To be paid and discharged not more than 90 days after issuance of Pollution Control Series No. 12, No. 13, No. 14 and No. 15

(b)                       To be presently issued by the Company under the Indenture, as hereby modified and amended.

All of said bonds of Series P, Series Q, Series R and Series S, respectively, were sold by the Company to, and upon the issue thereof were owned and held by, the corporations and partnerships whose names and residences are stated in the Supplemental Indentures dated May 15, 1992, June 15, 1993, June 1, 1995 and January 15, 1996, respectively, executed by the Company to the Trustees under said Indenture as heretofore modified and amended.

All of said bonds of Series No. Series No. 8 were heretofore issued and delivered by the Company to, and upon the issuance thereof were held by, First Security National Bank and Trust

Company, One First Security Plaza, Lexington, Fayette County, Kentucky 40507, as trustee (now succeeded by Bank One, Kentucky, N.A.).

All of said bonds of Series No. 1B through 4B, inclusive, and Series No. 9, and Series No. 10 were heretofore issued and delivered by the Company to, and upon the issuance thereof were held by, Bank One, Kentucky, N.A., 201 East Main Street, Lexington, Fayette County, Kentucky 40507, as trustee.

All of said bonds of Series No. 11 were heretofore issued and delivered by the Company to, and upon the issuance thereof were held by, The Bank of New York, 101 Barclay Street, 21st Floor, New York, New York 10286.

The Thirty-Seven Million Nine Hundred Thirty Thousand Dollars ($37,930,000) in principal amount of bonds of Series No. 12, No. 13, No. 14 and No. 15 proposed to be issued by the Company under the Indenture as hereby modified and amended, are to be issued and delivered by the Company to, and upon the issuance thereof held by, Deutsche Bank Trust Company Americas, Corporate Trust & Agency Services, c/o DB Services New Jersey, Inc., 100 Plaza One, 6th Floor, Jersey City, New Jersey 07310, as County Trustee.

Section 5.  The Company hereby gives, grants, bargains, sells, transfers, assigns, pledges, mortgages, warrants the title to and conveys unto the Trustee under the Indenture, upon the trusts and for the purposes of the Indenture, as hereby modified, the following described properties:

Parcel 1

That certain property located in Mercer County, Kentucky, on both sides of the Danville and Dix River Road and on the Ballard Turnpike and more particularly described as follows:

BEGINNING at a stone in the center of the Danville and Dix River Road, corner to Martin Noel, opposite Motley’s Passway, and running with the center thereof South 32-1/2< West 4.2 chains, and South 19< West 3.8 chains to corner to Newton Curd; thence leaving the road with his lines North 78-1/4< West 5 chains to a stone and South 51-1/2< West 55 links to the east edge of the right of way of the Cincinnati Southern Railway, as newly located; thence with the east line thereof with the fence Southwardly 1080 feet to the north edge of the Ballard Turnpike at the intersection with the railway; thence with the north edge of the turnpike South 84< East 4.75 chains to the center of the Danville and Dix River Road; thence with the center of said road North 2-3/4< W 10.45 chains to an iron pin corner to H. T. Ison, formerly Artis W. Curd; thence with his line South 84< East 21.63 chains to a stone corner to Grant Epperson; thence with his line North 56-1/2< East 2.6 chains to an iron pin corner to David Motley and Epperson; thence with Motley’s lines North 6< West 10.36 chains to a stone, North 86-1/2< West 9 chains to a stone, North 3< E 3.7 chains to the edge of Motley’s 20 foot roadway, and thence with the south line thereof South 84< West 10.5 chains to the beginning, containing 36 acres, be the same more or less.

There is excepted from the above-described Parcel 1 the following:

1)                                      Property conveyed to A. G. Peavler and Rosie Lee Peavler, his wife, by deed of Grover Peavler, a single man, et al, dated October 17, 1979, recorded in Deed Book 236, Page 674;

2)                                      Property conveyed to Kentucky Utilities Company, Inc., a Kentucky corporation, by deed  of Grover Peavler, a single man, et al, dated November 8, 1991, recorded in Deed Book 237, Page 103.

All of the foregoing references are to the Mercer County Clerk’s office.

Parcel 2

All of that tract of land, with improvements thereon, near Dix Dam in Mercer County, Kentucky, on the Curdville Road, described as: BEGINNING on the West side of the Curdsville Road in the center of an old lane corner to J.D. WALLACE (or Willis); thence with his line N 76.08 W 330 feet continuing with Willis and crossing the C.N.O. and T.P. Railway Company right of way and continuing with Virgil Houp S 52.53 W 891 feet to a point in the Dix Dam Road in line of F.C. Slama; thence with Slama’s line up a hill N 22.49 W 282 feet along a stone fence, N 22.41 W 198 feet, N 23.14 W 444 feet to a mulberry tree, and along the creek bank N 50.09 W 109 feet, and around the top of the brow of the bluff N 7.01 W 264 feet; N 9.50 W 263 feet; N 14.24 E 264 feet to an elm on the side of the bluff and S 82.16 W 143 feet to an elm tree on top of bluff, and along the top of the bluff N. 0.46 W 488 feet to the line of Gwinn; thence with Gwinn for four calls along the side of the bluff and along an old stone fence N 11.40 E 229 feet, N 44.42 E 330 feet, and leaving stone fence and crossing creek and said railroad N 88.55 E 528 feet to a point on the East side thereof, thence at an angle across said right of way N 5.27 W 392 feet to a point on the west side of said C.N.O. and T.P. Railway Company double tracks and corner to John Buckley; thence with Buckley S 58.49 E 1963 feet to the West side of the Curdsville Road; thence along the West side thereof S 28.21 W 524 feet, S 26.04 W 640 feet S 38.36 W 363 feet, and S 18.55 W 274 feet to the beginning.  There is excepted from the above-described Parcel 2 the following:

1)                                      Railroad right-of-way conveyed in Deed Book 43, Page 459, Deed Book 44, Pages 175 and 404; and deed to Trustees of the Cincinnati Southern Railway, dated September 14, 1928, recorded in Deed book 104, Page 205;

2)                                      Property conveyed by Clarene A. Rose to F.C. Slama, by deed dated  April 30, 1952, and recorded in Deed Book 128, Page 412;

3)                                      Property conveyed to Commonwealth of Kentucky, by deed dated October 9, 1936, recorded in Deed book 110, Page 637.

All of the foregoing references are to the records of the Mercer County Clerk’s office.

The foregoing two parcels having been surveyed by Estes Engineering, prepared November 28, 2000, and are described pursuant to the survey in three separate tracts as follows:

Tract ‘D’

A description of tract ‘D’ from Houp located on KY 342 and Curdsville road in the county of Mercer, state of Kentucky and bounded as follows:  unless stated otherwise, any monument referred to herein as an iron pin set 11/2000 is a 5/8” x 24” rebar with a 2” aluminum cap stamped L.W. Estes  LPLS 1880; beginning at an iron pin (set 11/2000) located in the west right of way of Curdsville Road and being a corner to Major etal; thence, along the west right of way of Curdsville road (20’ to c/l) for the following calls,

S34E27’24”w, a distance of 184.05 feet to a point;

S32E04’07”w, a distance of 308.88 feet to a point;

S28E07’56”w, a distance of 272.12 feet to an iron pin (set 11/2000);

S26E51’37”w, a distance of 185.81 feet to a point;

S26E16’48”w, a distance of 168.28 feet to a point;

S30’08’53”w, a distance of 56.37 feet to a point;

S37E54’22”w, a distance of 88.05 feet to a point;

S38E49’36”w, a distance of 94.54 feet to a point;

S36E18’15”w, a distance of 90.01 feet to a point;

S28E49’15”w, a distance of 76.20 feet to a point;

S20E40’55”w, a distance of 108.61 feet to a point;

S16E01’26”w, a distance of 113.54 feet to an iron pin (set 11/2000);

S14E12’06”w, a distance of 60.92 feet to a point;

S12E06’15”w, a distance of 107.64 feet to a point;

S07E03’13”w, a distance of 159.31 feet to a point;

S05E58’57”w, a distance of 143.54 feet to a point;

S04E10’57”w, a distance of 183.40 feet to a point;

S04E33’22”w, a distance of 180.41 feet to an iron pin (set 11/2000);

S04E30’14”w, a distance of 277.58 feet to an iron pin (set 11/2000),

located in the north right of way of KY 342; thence, N57E25’57”w, along the north right of way of KY 342 (r/w  variable), a distance of 184.15 feet to an iron pin (set 11/2000) located in the east right of way of Southern Railroad;  thence, along the east right of way of Southern Railroad (DB 104-205 and DB 104-250) for the following calls,  along a curve to the left having a radius of 2964.90 feet, a curve length of 1182.75 feet, the chord of which is n6E03’51”w, a chord length of 1174.92 feet to an iron pin (set 11/2000); N18E52’08”w, a distance of 662.00 feet to an iron pin (set 11/2000); along a curve to the right having a radius of 2764.90 feet, the curve length of 1698.86 feet, the chord of which is   N3E11’47”w, a chord distance of 1672.26 feet to an iron pin (set 11/2000), a corner to Major et al;  thence, s58E49’00”e, along the line of Major et al (DB 230-267) and along or near a fence, a distance of 1828.71 feet to point of beginning.  Containing 58.237 acres more or less.  All bearings are referred to bearing of record along the line of Major et al as shown in DB 176-18  (S58E49’00”e) tract ‘D’ is a portion of DB 176-18 and a portion of DB 237-590.  Tract ‘D’ was surveyed by Lindon W. Estes, Lpls 1880 (Estes Engineering and Surveying, Inc.) on 11/28/2000.

Tract ‘E’

A description of tract ‘E’ from Houp located on Southern Railroad in the county of Mercer, state of Kentucky and bounded as follows:  unless stated otherwise, any monument referred to herein as an iron pin set 11/2000 is a 5/8” x 24” rebar with a 2” aluminum cap stamped L.W. Estes LPLS 1880; beginning at an iron pin (set 11/2000) located in the west right of way of Southern Railroad and a corner to Shakertown at Pleasant Hill,  Kentucky, Inc.  (Said point located S35E08’09”w, a distance of 520.58 feet from the north west most corner of tract ‘D’ of Houp; thence, along the west right of way of Southern Railroad (DB 43-459 and DB 44-175 (DB 44-404) for the following calls, S10E09’05”w, a distance of 56.20 feet to an iron pin (set 11/2000); along a curve to the left having a radius of 2342.00 feet, the curve length of 1497.38 feet, the chord of which is S8E57’52”e, the chord length of 1472.01 feet to an iron pin (set 11/2000);   S28E21’31”e, a distance of 301.67 feet to an iron pin (set 11/2000); along a curve to the right having a radius of 1382.70 feet, the curve length of 157.42 feet, the chord of which is S23E57’04”e, the chord length of 157.33 feet to an iron pin (set 11/2000); S69E18’37”w, a distance of 50.00 feet to an iron pin (set 11/2000); S17E15’09”e, a distance of 271.52 feet to an iron pin (set 11/2000), a corner to Baker; thence, S52E53’00”w, along the line of Baker (DB 266-402), a distance of 314.56 feet to the center of 14” W.F. I beam (found), a corner to Lot ‘14’ of Pleasant Hill Farm;     thence, along the line of Pleasant Hill Farm (Lots 14 thru 9 PC ‘A-570’) for the following calls, N30E57’29”w, a distance of 31.15 feet to the center of 14” W.F. I beam (found); N32E21’45”e, a distance of 161.60 feet to the center of 12” wood post witness pin (set 11/2000) N28E00’12”e, a distance of 1.14 feet; N3E14’27”w, a distance of 200.07 feet to the center of 14” corner post witness pin (set 11/2000) N1E08’37”e, a distance of 1.42 feet;  N40E01’48”w, a distance of 175.61 feet to the center of 14” wood post witness pin (set 11/2000) S59E06’47”e, a distance 0.98 feet; N51E52’29”w, a distance of 266.26 feet to the center of 12” wood post witness pin (set 11/2000) S74E18’58”e, a distance of 0.91 feet;  N84E01’18”w, a distance of 281.03 feet to the center of 10” wood post witness pin (set 11/2000) S89E49’47”e, a distance of 0.75 feet; N53E49’46”w, a distance of 84.33 feet to a 14” white oak tree witness pin (set 11/2000) S2E22’55”e, a distance of 1.77 feet; S47E22’53”w, a distance of 71.83 feet to an iron pin (set 11/2000 in snag); N35E07’25”w, a distance of 114.11 feet to a 24” oak tree  witness pin (set 11/2000) S69E56’54”e, a distance of 1.87 feet; N8E15’24”e, a distance of 252.25 feet to a 30” sycamore tree witness pin (set 11/2000) S51E14’27”e, a distance of 1.55 feet; N24E39’36”e, a distance of 201.83 feet to a 18” hickory tree witness pin (set 11/2000) N68E50’36”w, a distance of 0.79 feet; N8E27’09”e, a distance of 153.01 feet to the center of 12” walnut  stump, witness pin (set 11/2000) N1E28’16”e, a distance of 0.70 feet;  N23E59’04”w, a distance of 129.81 feet to a 20” walnut tree, witness pin (set 11/2000) S39E40’16”e, a distance of 1.16 feet; N21E57’48”w, a distance of 205.36 feet to a 14” oak stump (3’ tall) witness pin (set 11/2000) N88E14’58”e, a distance of 0.98 feet, a corner to H.U.S. of Ky., Inc.; thence, N4E24’53”w, along the line of H.U.S. of  Ky.,Inc. (DB 239-599), a distance of 297.54 feet to an iron pin (set 11/2000) at corner to Shakertown at Pleasant Hill, Kentucky, Inc.; thence, along the line of Shakertown at Pleasant Hill, Kentucky, Inc.  (DB 157-149 tract III) for the following calls, N11E44’16”e, a distance of 217.80 feet to an iron pin (set 11/2000); N47E14’16”e, a distance of 330.00 feet to a point on rock ledge on west side of cedar run witness pin (set 11/2000) N17E17’42”e, a distance of 14.40 feet; S83E30’44”e, a distance of 244.31 feet to point of beginning.  Containing 23.186 acres more or less.  All bearings are referred to bearing of record along the line of Major et al as shown in DB 176-18  (S58E49’00”e).  Tract ‘E’ is a portion of DB 176-18.  Tract ‘E’ was surveyed by Lindon W. Estes, LPLS 1880 (Estes Engineering and Surveying, Inc.) on 11/28/2000.

Tract ‘F’

A description of tract ‘F’ from Houp located on KY 342 in the county of Mercer, state of Kentucky and bounded as follows:    Unless stated otherwise, any monument referred to herein as an iron pin set 11/2000 is a 5/8” x 24” rebar with a 2” aluminum cap stamped L.W. Estes  LPLS 1880; beginning at an iron pin (set 11/2000) located in the south right of way of KY 342 and the east right of way of Southern Railroad; thence, S47E29’58”e, along the south right of way of KY 342 (r/w variable), a distance of 131.29 feet to an iron pin (set 11/2000) located in the west right of way of Curdsville road and a corner to Kentucky  Utilities, (said iron pin located S44E12’55”w, a distance of 95.94 feet from  the south east most corner of tract ‘D’ of Houp; thence, N82E49’14”w, along the line of Kentucky Utilities (DB 190-396), a distance of 104.35 feet to an iron pin (set 11/2000) located in the east right of way of Southern Railroad; thence, N5E05’13”e, along Southern Railroad (DB 104-250), a distance of 75.96 feet to point of beginning.  Containing 0.091 acres more or less.  All bearings are referred to bearing of record along the line of Major et al as shown in DB 176-18 (S58E49’00”e) tract ‘F’ is a portion of DB 237-590 tract ‘F’ was surveyed by Lindon W. Estes, LPLS 1880 (Estes Engineering and Surveying, Inc.) on 11/28/2000.

Parcel 1 being the same property conveyed to Clifford W. Houp and Patricia J. Houp, his wife, by deed dated December, 1991, recorded in Deed Book 237, Page 590, in the Mercer County Clerk’s office.  Parcel 2 being the same property conveyed to Clifford W. Houp and Patricia J. Houp, his wife, by deed dated January 6, 1973, recorded in Deed Book 176, Page 18, in the Mercer County Clerk’s office.

Parcel 3 – Ky River Tract

(1)                                  BEGINNING in the west right-of-way line of C.N.O. and T.P. Railway in or near High Bridge and running thence westwardly a straight line paralleling Kentucky River and with line of the second (2) tract herein to a beech snag on the east bank of Cedar Run Creek, and thence continuing said line to the center of said creek; thence down same with the center thereof to the mouth of said creek at Kentucky River; thence up Kentucky River eastwardly to the west right-of-way of said railway and with the same southwardly to the beginning.

(2)                                  A certain boundary of land lying in Mercer County, Kentucky, on the waters of Cedar Run Creek near the mouth thereof and between said creek and the right-of-way of the Cincinnati-Southern Railroad and bounded as follows:

BEGINNING at the figure 1 cut in a large rock in the edge of said creek and running thence a straight line in an easterly direction 165 feet more or less to figure 7 cut in the face of the cliff, thence a straight line in a southerly direction 294 feet more or less to figure 4 cut in the face of the cliff, thence a straight line in a westerly direction 100 feet more or less to a cross cut in a large rock on the edge of the creek, thence down the creek as it meanders 298 feet more or less to figure 1, the place of beginning.

There is excepted from the foregoing description of Parcel 3, property conveyed to Cincinnati Southern Railway, by deed dated August 29, 1908, recorded in Deed Book 78, Page 379, in the Mercer County Clerk’s office.

Parcel 3 being the same property conveyed Clifford Wayne Houp, by deed dated November 23, 1983, recorded in Deed Book 210, Page 746, in the Mercer County Clerk’s office.

Parcels 1, 2 and 3 being the same property conveyed to Kentucky Utilities Company, by deed from Clifford W. Houp and Patricia J. Houp, dated March 22, 2001, recorded in Deed Book 282, Page 266, in the Mercer County Clerk’s office.

IN WITNESS WHEREOF, said Kentucky Utilities Company has caused this instrument to be executed in its corporate name by its President, Vice-President or its Treasurer and its corporate seal to be hereunto affixed and to be attested and countersigned by its Executive Vice President, General Counsel and Corporate Secretary, and said U.S. Bank National Association, for the purpose of entering into and joining with the Company in the execution of this supplemental indenture, has caused this instrument to be executed in its corporate name by one of its Assistant Vice-Presidents and to be attested by one of its Assistant Vice-Presidents, and said Richard Prokosch for the purpose of entering into and joining with the Company in the execution of this supplemental indenture, has signed this instrument; all as of the day and year first above written.

KENTUCKY UTILITIES COMPANY

By:
Daniel K. Arbough
Treasurer

Attest:
John R. McCall
Executive Vice President,
General Counsel and
Corporate Secretary
(Corporate Seal)

U.S. Bank National Association

By:
Julie Eddington
Assistant Vice President

Attest:
Lori-Anne Rosenberg
Assistant Vice President

By:
Richard Prokosch

Commonwealth of Kentucky	}	SS:
}
County of Jefferson	}

I, Rhonda E. Anderson, a Notary Public in and for said County in the Commonwealth aforesaid, do hereby certify that Daniel K. Arbough, Treasurer of Kentucky Utilities Company, a Kentucky and Virginia corporation, and John R. McCall, Executive Vice President, General Counsel and Corporate Secretary of said corporation, who are both personally known to me to be the same persons whose names are subscribed to the foregoing instrument as such officers of said corporation, and who are both personally known to me to be such officers, appeared before me this day in person and severally acknowledged before me that they signed, sealed and delivered said instrument as their free and voluntary act as such officers, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth; and said Daniel K. Arbough, upon oath, acknowledged himself to be Treasurer of said corporation and that, as such officer, being authorized so to do, he executed said instrument for the purposes therein contained, by signing the name of said corporation thereto by himself as such officer.

Given under my hand and official seal this 14th day of May, 2002.

Notary Public

My commission expires: August 31, 2003

(Notarial Seal)

State of Minnesota	}	SS:
}
County of Ramsey	}

I,                                               , a Notary Public in and for said County in the State aforesaid, do hereby certify that:

(a)           Julie Eddington, an Assistant Vice President of U.S. Bank National Association, a national banking association, and Lori-Anne Rosenberg, an Assistant Vice President of said corporation, who are both personally known to me to be the same persons whose names are subscribed to the foregoing instrument as such Assistant Vice Presidents of said corporation, and who are both personally known to me to be such officers, appeared before me this day in person and severally acknowledged before me that they signed and delivered said instrument as their free and voluntary act as such officers, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth; and said Julie Eddington upon oath, acknowledged herself to be an Assistant Vice President of said corporation and that, as such officer, being authorized so to do, she executed said instrument for the purposes therein contained, by signing the name of said corporation thereto by herself as such officer; and

(b)           Richard Prokosch, personally known to me to be the same person described in, and whose name is subscribed to, the foregoing instrument, appeared before me this day in person and acknowledged before me that he executed, signed and delivered said instrument as his free and voluntary act and deed, for the uses and purposes therein set forth.

Given under my hand and official seal this 13th day of May, 2002.

Notary Public

My commission expires:

(Notarial Seal)

This instrument prepared by James Dimas, Esq., 220 West Main Street, Louisville, Kentucky 40202.